SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          April 7, 2003 (April 4, 2003)
                Date of Report (Date of earliest event reported)


                        WESTCOAST HOSPITALITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                   Washington
                 (State or Other Jurisdiction of Incorporation)

                                   91-1032187
                      (I.R.S. Employer Identification No.)

                                   001-13957
                            (Commission file number)

                            201 W. North River Drive
                                    Suite 100
                            Spokane, Washington 99201
               (Address of Principal Executive Offices, Zip Code)


                                 (509) 459-6100
              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.
The following exhibits are furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934:


Exhibit No.            Exhibit
-------------------    ------------------------------------------------
99.1                   Press Release dated April 4, 2003
99.2                   Press Release dated April 7, 2003

Item 9:  Regulation FD Disclosure

On April 4, 2003, the Registrant issued a press release announcing that Arthur Coffey has been named President and Chief Executive Officer of the Company. Mr. Coffey most recently held the position of Executive Vice President and Chief Financial Officer for WestCoast Hospitality Corporation as well as President of WestCoast Hotels. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K pursuant to this Item 9.

On April 7, 2003, the Registrant issued a press release announcing that Peter Hausback has been named Vice President and Chief Financial Officer for the Company. Mr. Hausback has been the Corporate Controller and Principal Accounting Officer since joining the Company in September 2002. The position of CFO was most recently occupied by Arthur Coffey, who was named President and CEO of WestCoast Hospitality Corporation on April 4, 2003. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K pursuant to this Item 9.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCOAST HOSPITALITY CORPORATION



Dated:  April 7, 2003

By: /s/ Arthur M. Coffey

Arthur M. Coffey
President and Chief Executive Officer


EXHIBIT INDEX

Exhibit No.       Exhibit
--------------    --------------------------------------------------------------
99.1              Press Release dated April 4, 2003
99.2              Press Release dated April 7, 2003


Exhibit 99.1
Arthur Coffey Named President and CEO at WestCoast Hospitality Corporation

April 4, 2003

SPOKANE,  Wash.
WestCoast Hospitality Corporation (NYSE:WEH) today announced that Arthur Coffey has been named President and Chief Executive Officer of the Company following the retirement of Donald Barbieri, which was announced in early March. Mr. Coffey most recently held the position of Executive Vice President and Chief Financial Officer for WestCoast Hospitality Corporation as well as President of WestCoast Hotels. Mr. Coffey has held the title of Executive Vice President and CFO since 1998 and from 1990 to 1998 held the position of Vice President and Chief Operating Officer. Mr. Coffey has been with the Company for 22 years.

"The Board is very pleased to have Art's leadership and operational background coming into his position as CEO," stated Ronald Taylor, Director of WestCoast Hospitality Corporation and Chairman of the CEO Search Committee. "Art's in depth understanding of the Company, both from a financial and operational perspective, make him especially well equipped to lead WestCoast through the upcoming years."

Donald Barbieri, Chairman of the Board, stated, "Art has been integral to our success in building the Company, from three hotels and a much smaller real estate division when he joined us, to a publicly traded Company with hotels throughout the western United States, a successful and growing Entertainment Division, and a larger and more diversified Real Estate Division. Art has served in many roles, including assisting in establishing our first ticketing division in 1986, heading Hotel operations and recently as President of WestCoast Hotels where he has lead the development efforts of the Company in new franchise development, acquisitions, investment and construction. As we implement the strategic vision of our Company's growth, Art's analytical and ethical approach to doing business will serve our Company very well."

Mr. Coffey has spent the majority his career in the hotel industry, working his way up through almost every hotel level position before joining the Company in 1981. Mr. Coffey is currently a Director of the Washington Association of Business, has been a Trustee for the Spokane Area Chamber of Commerce, Director of the Washington State Hotel Association, Director of the Spokane Regional Convention and Visitors Bureau, President of the Spokane Hotel Association and was Food Service Director for the Washington State Centennial Games.

WestCoast Hospitality Corporation (NYSE: WEH) owns, manages and franchises hotels throughout the Western United States. The Company owns the trademarks of Red Lion Hotels and WestCoast Hotels, which focus on serving business, convention and leisure travelers in first, second and third tier markets. WestCoast provides entertainment services through TicketsWest, including event ticketing for venues in the United States and Canada, and aggregates content for travel and entertainment that is sold in real-time at its www.ticketswest.com website. TicketsWest also includes WestCoast Entertainment, a Broadway and special event presenting company. G&B Real Estate Services is the real estate division of WestCoast Hospitality Corporation and owns and manages commercial and residential properties. For more information visit: www.redlion.com or www.westcoasthotels.com.

--------------------------------------------------------------------------------
Exhibit 99.2
Peter Hausback Named CFO at WestCoast Hospitality Corporation

April 7, 2003

SPOKANE,  Wash.
WestCoast Hospitality Corporation (NYSE:WEH) today announced that Peter Hausback has been named Vice President and Chief Financial Officer for the Company. Mr. Hausback has been the Corporate Controller and Principal Accounting Officer since September 2002 when he joined the Company. The position of CFO was most recently occupied by Arthur Coffey, who was named President and CEO of WestCoast Hospitality Corporation on April 4, 2003.

Arthur Coffey, President and CEO, stated, "Peter has a strong financial background that includes previous experience as a Chief Financial Officer. In his time as Corporate Controller at WestCoast he has proved his in depth understanding of our financial structure and has been extremely effective in his position, instituting new financial controls that have positively impacted our Company. He will serve the Company very well as our Chief Financial Officer."

Mr. Hausback came to the Company from BriteSmile, Inc. (Nasdaq: BSML) where he served as Executive Vice President and Chief Financial Officer from 2001 to 2002. From 1992 to 2001, he served in various management positions for Il Fornaio (America) Company (formerly a Nasdaq traded company), leaving the Company in 2001 as Vice President of Finance and Chief Financial Officer. From 1987 to 1992, Mr. Hausback was with Price Waterhouse LLP in San Francisco. Mr. Hausback has an MBA and is a Certified Pubic Accountant.

WestCoast Hospitality Corporation (NYSE: WEH) owns, manages and franchises hotels throughout the Western United States. The Company owns the trademarks of Red Lion Hotels and WestCoast Hotels, which focus on serving business, convention and leisure travelers in first, second and third tier markets. WestCoast provides entertainment services through TicketsWest, including event ticketing for venues in the United States and Canada, and aggregates content for travel and entertainment that is sold in real-time at its www.ticketswest.com website. TicketsWest also includes WestCoast Entertainment, a Broadway and special event presenting company. G&B Real Estate Services is the real estate division of WestCoast Hospitality Corporation and owns and manages commercial and residential properties. For more information visit: www.redlion.com or www.westcoasthotels.com.